Exhibit 10.2

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This Amendment No. 4 to Credit Agreement, dated as of October 1, 2012 (this “Amendment”), is entered into by BASIC ENERGY SERVICES, INC., a Delaware corporation (the “Borrower”), the undersigned lenders party to the Credit Agreement described below, BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), a Swing Line Lender and an L/C Issuer, CAPITAL ONE, NATIONAL ASSOCIATION, as a Swing Line Lender, an L/C Issuer, and Co-Syndication Agent, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent.

INTRODUCTION

Reference is made to the Credit Agreement dated as of February 15, 2011 (as modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the Administrative Agent.

The Borrower has requested, and the Required Lenders and the Administrative Agent have agreed, on the terms and conditions set forth herein, to make certain amendments to the Credit Agreement.

THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Required Lenders, and the Administrative Agent hereby agree as follows:

Section 1. Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendment of Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of “Senior Notes” in its entirety with the following:

“Senior Notes” means (a) the 2016 Senior Notes, (b) the 2019 Senior Notes, and (c) any notes, promissory notes or other instruments evidencing the refinancing, renewal, refunding or extension of any of the foregoing in accordance with Section 7.02(d) or the issuance or incurrence of Indebtedness, or refinancing, renewal, refunding or extension thereof, permitted under Section 7.02(g) or Section 7.02(m).

(b) Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of “Senior Notes Documents” in its entirety with the following:

“Senior Notes Documents” means (a) the 2016 Senior Notes Documents, (b) the 2019 Senior Notes Documents, and (c) any indentures, promissory notes, credit agreements and other instruments pursuant to which the refinancing, renewal, refunding or extension of any of the foregoing in accordance with Section 7.02(d) has been effectuated or Indebtedness permitted under Section 7.02(g) or Section 7.02(m) has been issued or incurred, including any refinancing, renewal, refunding or extension thereof permitted under such Section.

(c) Section 7.01 of the Credit Agreement is hereby amended by deleting the word “and” from the end of clause (m) thereto, replacing the period at the end of clause (n) thereto with “; and”, and adding the following clause (o) to the end thereof:

(o) Liens with respect to any deposits or escrow of the net proceeds of any Senior Notes to finance the repayment and redemption in full of the remaining portion of any other Senior Notes being refinanced, renewed, refunded, or extended thereby in accordance with Section 7.02(d), (g), or (m) (after giving effect to the repayment of such Senior Notes tendered on or before the issuance date of the refinancing Senior Notes).

(d) Section 7.02 of the Credit Agreement is hereby amended by replacing clause (d) thereto in its entirety with the following:

(d) Indebtedness outstanding on the date hereof and listed on Schedule 7.02, including Indebtedness under the 2016 Senior Notes and 2019 Senior Notes, and any refinancings, renewals or extensions, in whole or in part, of any of the foregoing; provided that (x) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal, or extension except by (i) an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing, refunding, renewal, or extension and/or (ii) the amount of any Indebtedness incurred pursuant to Section 7.02(g) in connection therewith, (y) the terms of such refinancing, refunding, renewing or extending Indebtedness satisfy the requirements of the first proviso of Section 7.02(g), and (z) (A) as of the issuance date of such refinancing, refunding, renewing or extending Indebtedness (the “refinancing debt”), a tender offer and/or redemption notice shall have been issued with respect to the portion of the Indebtedness to be refinanced, refunded, renewed or extended (the “refinanced debt”) and (B) the refinanced debt is retired in full within 60 days of the issuance date of the refinancing debt.

Section 3. Representations and Warranties. The Borrower represents and warrants that (a) the execution, delivery, and performance of this Amendment by each Loan Party are within the corporate or equivalent power and authority of such Loan Party and have been duly authorized by all necessary corporate or other organizational action, (b) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid, and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability affecting the enforcement of creditors’ rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); (c) the representations and warranties of the Borrower and each other Loan Party contained in each Loan Document are true and correct as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (d) no Default or Event of Default exists under the Loan Documents; and (e) the Liens under the Security Documents are valid and subsisting.

Section 4. Effect on Credit Documents. Except as amended herein, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent’s or any Lender’s rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents.

Section 5. Effectiveness. This Amendment shall become effective, and the Credit Agreement shall be amended as provided for herein, when the Administrative Agent (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of the Borrower, each Guarantor, and by the Lenders whose consent is required to effect the amendments contemplated hereby.

Section 6. Reaffirmation of Guaranty. By its signature hereto, each Guarantor represents and warrants that such Guarantor has no defense to the enforcement of the Guaranty, and that according to its terms the Guaranty will continue in full force and effect to guaranty the Borrower’s obligations under the Credit Agreement and the other amounts described in the Guaranty following the execution of this Amendment.

Section 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8. Miscellaneous. The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment. This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier or other electronic imaging means.

Section 9. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follows.]

EXECUTED as of the first date above written.

BASIC ENERGY SERVICES, INC.

By:	/s/ Kenneth V. Huseman
Kenneth V. Huseman
President and Chief Executive Officer

Signature Page to Amendment No. 4 to Credit Agreement

BASIC ENERGY SERVICES GP, LLC
ACID SERVICES, LLC
ADMIRAL WELL SERVICE, INC.
BASIC MARINE SERVICES, INC.
CHAPARRAL SERVICE, INC.
JETSTAR ENERGY SERVICES, INC.
JETSTAR HOLDINGS, INC.
JS ACQUISITION LLC
PERMIAN PLAZA, LLC
PLATINUM PRESSURE SERVICES, INC.
SLEDGE DRILLING CORP.
WILDHORSE SERVICES, INC.
XTERRA FISHING & RENTAL TOOLS CO.

By:	/s/ Kenneth V. Huseman
Kenneth V. Huseman
President and Chief Executive Officer

BASIC ENERGY SERVICES LP, LLC, as a Guarantor

By:	/s/ Jerry Tufly
Jerry Tufly
Sole Manager

Signature Page to Amendment No. 4 to Credit Agreement

BASIC ENERGY SERVICES, L.P.

By: BASIC ENERGY SERVICES GP, LLC, its General Partner

By: BASIC ENERGY SERVICES, INC., its Sole Member

By:	/s/ Kenneth V. Huseman
Kenneth V. Huseman
President

BASIC ESA, INC.
FIRST ENERGY SERVICES COMPANY
GLOBE WELL SERVICE, INC.
HENNESSEY RENTAL TOOLS, INC.
LEBUS OIL FIELD SERVICE CO.
OILWELL FRACTURING SERVICES, INC.
SCH DISPOSAL, L.L.C.

By:	/s/ Kenneth V. Huseman
Kenneth V. Huseman
President

TAYLOR INDUSTRIES, LLC

By:	/s/ Kenneth V. Huseman
Kenneth V. Huseman
Chief Executive Officer

Signature Page to Amendment No. 4 to Credit Agreement

MAVERICK STIMULATION COMPANY, LLC
MAVERICK COIL TUBING SERVICES, LLC
MCM HOLDINGS, LLC
MAVERICK THRU-TUBING, LLC
THE MAVERICK COMPANIES, LLC
MAVERICK SOLUTIONS, LLC
MSM LEASING, LLC

By:	/s/ Kenneth V. Huseman
Name:	Kenneth V. Huseman
Title:	President

Signature Page to Amendment No. 4 to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Michelle D. Diggs
Name:	Michelle D. Diggs
Title:	Agency Management Officer

Signature Page to Amendment No. 4 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ David A. Batson

Name:	David A. Batson
Title:	Senior Vice President

Signature Page to Amendment No. 4 to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Don Backer

Name:	Don Backer
Title:	Senior Vice President

Signature Page to Amendment No. 4 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Donald W. Herrick, Jr.

Name:	Donald W. Herrick, Jr.
Title:	Director

Signature Page to Amendment No. 4 to Credit Agreement

AMEGY BANK, N.A.

By:	/s/ G. Scott Collins

Name:	G. Scott Collins
Title:	Senior Vice President

Signature Page to Amendment No. 4 to Credit Agreement

COMERICA BANK

By:	/s/ Gary Culbertson

Name:	Gary Culbertson
Title:	Vice President

Signature Page to Amendment No. 4 to Credit Agreement

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni

Name:	Michelle Latzoni
Title:	Authorized Signatory

Signature Page to Amendment No. 4 to Credit Agreement